EXHIBIT (10)(O)

                        SEVENTH AMENDMENT
                               TO
              HARLEYSVILLE MUTUAL INSURANCE COMPANY
                     HURON INSURANCE COMPANY
          HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY
             HARLEYSVILLE-ATLANTIC INSURANCE COMPANY
                   WORCESTER INSURANCE COMPANY
                  MID-AMERICA INSURANCE COMPANY
               NEW YORK CASUALTY INSURANCE COMPANY
                  GREAT OAKS INSURANCE COMPANY
               PROPORTIONAL REINSURANCE AGREEMENT
               ----------------------------------

     This Seventh Amendment to the Proportional Reinsurance Agreement is entered into by and between HARLEYSVILLE MUTUAL INSURANCE COMPANY ("HMIC"), HURON INSURANCE COMPANY ("HURON"), HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY ("HICNJ"), HARLEYSVILLE-ATLANTIC INSURANCE COMPANY ("HAIC"), WORCESTER INSURANCE COMPANY ("WIC"), MID-AMERICA INSURANCE COMPANY ("MAIC") (formerly Connecticut Union Insurance Company), NEW YORK CASUALTY INSURANCE COMPANY ("NYC"), GREAT OAKS INSURANCE COMPANY ("GOIC"), and PENNLAND INSURANCE COMPANY ("Pennland").

     The purpose of this Amendment is to amend the Proportional Reinsurance Agreement ("the Agreement") between Harleysville Mutual Insurance Company, Huron Insurance Company, Harleysville Insurance Company of New Jersey, Harleysville-Atlantic Insurance Company, Worcester Insurance Company, Mid-America Insurance Company (formerly Connecticut Union Insurance Company), New York Casualty Insurance Company, and Great Oaks Insurance Company, dated April 7, 1986, and amended June 30, 1987, December 30, 1988, November 22, 1989, March 19, 1990, August 9, 1993 (with revision dated August 2,
1994), and March 16, 1996, in which those companies created a common risk-sharing pool for their underwriting operations, to adjust the participation of certain participating companies, and to provide for the participation of a new subsidiary, Pennland.

     In consideration of the mutual agreements hereinafter set forth and contained in the Agreement, the parties hereby agree as follows:

     1. Pennland is a subsidiary of HMIC as that term is defined in Paragraph 1.6 of Part I of the Proportional
          Reinsurance Agreement.

     2.   Pennland shall participate in the Agreement as of January
          1, 1996.

     3. As of January 1, 1996, the proportionate share of all participants shall be as set forth in Exhibit I to this Seventh Amendment.

     4. The definitions of "book of business then in force" and "net" found in paragraphs 1.3 and 1.4 of Part I of the Proportional Reinsurance Agreement shall exclude any and all liabilities assumed by Huron from Lake States Insurance Company pursuant to any quota share reinsurance agreement entered into by Huron and Lake States Insurance Company.

     5.   As of January 1, 1996, the second sentence of paragraph
          1.2 of Part II of the Proportional Reinsurance Agreement shall be amended to read "In consideration of this assumption, the Subsidiaries agree to pay to HMIC, as soon as practicable thereafter, their: (1) net unearned premium reserves less commission at the rate of 24% thereon, except in the case of Pennland, for which the rate will be 16%, (2) reserves for outstanding net losses, and (3) reserves for outstanding net expenses, all as of the close of business", and the second sentence of paragraph 1.4 of Part II shall be amended to read "In consideration of this assumption, HMIC agrees to pay to the Subsidiaries, as soon as practicable thereafter, their proportionate share of the combined net unearned premium reserves, less commissions at the rate of 24% thereon, except that with regard to net unearned premium reserves attributable to cessions from Pennland, the rate of commission shall be 16%."

     6. All other terms and conditions of the Proportional Reinsurance Agreement as amended shall remain the same and apply to Pennland, except the term "opening of business" found in Part I, Paragraph 1.1, shall mean for Pennland 12:01 A.M., January 1, 1996 (although for the last sentence of Part II, Paragraph 1.4, the term shall continue to mean January 1, 1986).


     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to the Proportional Reinsurance Agreement to be executed by their duly authorized respective officers on this 18th day of March, 1996.

ATTEST:                   HARLEYSVILLE MUTUAL INSURANCE COMPANY

/s/ROGER A. BROWN         BY:  /s/ROGER J. BEEKLEY
-----------------              -------------------
   Roger A. Brown                 Roger J. Beekley


                          HURON INSURANCE COMPANY

/s/ROGER A. BROWN         BY:  /s/ANGELA K. BAUER
-----------------              ------------------
   Roger A. Brown                 Angela K. Bauer


                          HARLEYSVILLE INSURANCE COMPANY OF
                             NEW JERSEY

/s/ROGER A. BROWN         BY:  /s/MARK R. CUMMINS
-----------------              ------------------
   Roger A. Brown                 Mark R. Cummins


                          HARLEYSVILLE-ATLANTIC INSURANCE COMPANY

/s/ROGER A. BROWN         BY:  /s/MARK R. CUMMINS
-----------------              ------------------
   Roger A. Brown                 Mark R. Cummins


                          WORCESTER INSURANCE COMPANY

/s/ROGER A. BROWN         BY:  /s/MARK R. CUMMINS
-----------------              ------------------
   Roger A. Brown                 Mark R. Cummins


                          MID-AMERICA INSURANCE COMPANY
                            (formerly Connecticut Union Insurance
                             Company)

/s/ROGER A. BROWN         BY:  /s/ANGELA K. BAUER
-----------------             ------------------
   Roger A. Brown                ANGELA K. BAUER


                          NEW YORK CASUALTY INSURANCE COMPANY

/s/ROGER A. BROWN         BY:  /s/MARK R. CUMMINS
-----------------              ------------------
   Roger A. Brown                 Mark R. Cummins


                          GREAT OAKS INSURANCE COMPANY

/s/ROGER A. BROWN         BY:  /s/MARK R. CUMMINS
-----------------              ------------------
   Roger A. Brown                 Mark R. Cummins


                          PENNLAND INSURANCE COMPANY

/s/ROGER A. BROWN         BY:  /s/ROBERT G. WHITLOCK
-----------------              ---------------------
   Roger A. Brown                 Robert G. Whitlock

                            EXHIBIT I
                             TO THE
                        SEVENTH AMENDMENT
                             TO THE
               PROPORTIONAL REINSURANCE AGREEMENT



     POOL PARTICIPANTS                       POOL PARTICIPATIONS
     -----------------                       -------------------

Harleysville Mutual Insurance Company                  27%

Harleysville-Atlantic Insurance Company                 6%

Huron Insurance Company                                17%

Harleysville Insurance Company of New Jersey           20%

Mid-America Insurance Company                           1%
  (Formerly Connecticut Union Insurance Company)

New York Casualty Insurance Company                     3%

Worcester Insurance Company                            17%

Great Oaks Insurance Company                            1%

Pennland Insurance Company                              8%



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